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                       FORETHOUGHT LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                 CRAIG ANDERSON

does hereby authorize Sarah M. Patterson and Elizabeth L. Gioia, individually, to sign as his agent on this registration statement and any and all initial filings filed on September 11, 2013 under the Securities Act of 1933, with respect to Forethought Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

/s/ Craig Anderson                   dated as of September 11, 2013.
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Craig Anderson


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                       FORETHOUGHT LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                DAVID K. MULLEN

does hereby authorize Sarah M. Patterson and Elizabeth L. Gioia, individually, to sign as his agent on this registration statement and any and all initial filings filed on September 11, 2013 under the Securities Act of 1933, with respect to Forethought Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

/s/ David K. Mullen                  dated as of September 11, 2013.
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David K. Mullen


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                       FORETHOUGHT LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                   ERIC TODD

does hereby authorize Sarah M. Patterson and Elizabeth L. Gioia, individually, to sign as his agent on this registration statement and any and all initial filings filed on September 11, 2013 under the Securities Act of 1933, with respect to Forethought Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

/s/ Eric Todd                        dated as of September 11, 2013.
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Eric Todd


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                       FORETHOUGHT LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                               MARY L. CAVANAUGH

does hereby authorize Sarah M. Patterson and Elizabeth L. Gioia, individually, to sign as her agent on this registration statement and any and all initial filings filed on September 11, 2013 under the Securities Act of 1933, with respect to Forethought Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

/s/ Mary L. Cavanaugh                dated as of September 11, 2013.
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Mary L. Cavanaugh


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                       FORETHOUGHT LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                MICHAEL REARDON

does hereby authorize Sarah M. Patterson and Elizabeth L. Gioia, individually, to sign as his agent on this registration statement and any and all initial filings filed on September 11, 2013 under the Securities Act of 1933, with respect to Forethought Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

/s/ Michael Reardon                  dated as of September 11, 2013.
-----------------------------------
Michael Reardon